Exhibit 99.2

First Quarter 2009 Earnings Presentation April 23, 2009 Gary Black Chief Executive Officer Greg Frost Chief Financial Officer C-0409-103 07-15-09

1Q 2009 Preliminary results (1) Preliminary 1Q 2009 EPS from continuing operations of $0.02, down from $0.05 in 4Q 2008 and $0.24 in 1Q 2008 (1) 1Q 2009 preliminary results include a $0.03 per share non-operating impairment charge primarily on unconsolidated seed capital, but exclude anticipated non-cash charges for impairments of goodwill and intangibles, estimated to be $5.74 to $6.37 per share Total company long-term net flows for 1Q 2009 of $(0.9) billion versus $(3.0) billion in 4Q 2008 1Q 2009 net flows totaled $(0.7) billion for Janus, $(0.5) billion for INTECH, and $0.3 billion for Perkins Assets Under Management (“AUM”) at March 31, 2009 of $110.9 billion were down 10% versus December 31, 2008 51%, 73%, and 87% of mutual funds are in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of March 31, 2009 (2) Finalizing the purchase of an additional 3% of INTECH for $25 million bringing Janus’ ownership to ~92% (3) Notes: (1) Preliminary 1Q 2009 results exclude expected goodwill and intangible impairment charges of $900 million to $1 billion, or $5.74 to $6.37 loss per diluted share. The expected goodwill and intangible impairment charges are non-cash and not deductible for income tax purposes. Final financial results for 1Q 2009, including the expected goodwill and intangible impairment charges, will be included in Janus’ Form 10-Q for the quarter ended 3/31/2009 to be filed on or before 5/11/2009. (2) Performance reported as of 3/31/2009. Data presented reflects past performance, which is no guarantee of future results. Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 23 and 12, respectively. See p. 21-26 for complete Lipper rankings and Morningstar ratings. (3) Action is pursuant to contractual obligations with the two INTECH founders.

Total company long-term net flows were $(0.9) billion in 1Q 2009 Total Company Long-Term Flows (1) ($ in billions) INTECH Long-Term Flows (1) ($ in billions) Janus Long-Term Flows (1) ($ in billions) Gross Redemptions Gross Sales Net Sales Note: (1) Long-term flows exclude all money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. 24% 33% 32% 22% 21% 27% 21% 35% 29% 24% Annualized Redemption Rate Annualized Gross Sales Rate Perkins Long-Term Flows (1) ($ in billions) 29% 40% 24% 22% 23% 32% 24% 31% 33% 24% Annualized Redemption Rate Annualized Gross Sales Rate 11% 16% 40% 13% 9% 17% 15% 39% 20% 14% Annualized Redemption Rate Annualized Gross Sales Rate 54% 58% 69% 58% 62% 34% 22% 49% 46% 49% Annualized Redemption Rate Annualized Gross Sales Rate $1.8 $0.9 $6.2 $2.5 $1.8 ($1.4) ($2.8) ($6.0) ($2.3) ($2.9) ($0.5) ($1.0) $0.2 $0.2 ($1.1) ($12) ($6) $0 $6 $12 1Q08 2Q08 3Q08 4Q08 1Q09 $8.2 $10.2 $6.6 $4.8 $3.7 ($9.1) ($6.3) ($8.5) ($7.2) ($4.4) ($0.9) $3.9 ($1.9) ($2.3) ($0.7) ($20) ($10) $0 $10 $20 1Q08 2Q08 3Q08 4Q08 1Q09 $1.3 $1.5 $1.9 $1.4 $1.6 ($0.8) ($0.6) ($1.3) ($1.3) ($1.1) $0.5 $0.9 $0.6 $0.3 $0.3 ($4) ($2) $0 $2 $4 1Q08 2Q08 3Q08 4Q08 1Q09 $28 $14 $0 ($14) ($28) 1Q08 2Q08 3Q08 4Q08 1Q09 24% 33% 32% 22% 21% $11.3 $14.2 $14.7 $8.3 $6.0 ($1.5) $5.0 ($1.1) ($3.0) ($0.9) ($12.8) ($9.2) ($15.8) ($11.3) ($6.9)

As markets have improved long-term net flows across all channels have stabilized Note: (1) Assets under management and long-term flows exclude all money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Gross Redemptions Gross Sales Net Sales 28% 35% 26% 23% 27% Annualized Gross Sales Rate 26% 22% 30% 32% 30% Retail Intermediary (1) ($ in billions, AUM $65.5 billion) Institutional (1) ($ in billions, AUM $34.0 billion) International (1) ($ in billions, AUM $8.8 billion) 68% 90% 68% 66% 29% Annualized Redemption Rate Annualized Gross Sales Rate 59% 44% 78% 56% 27% 6% 14% 37% 8% 8% Annualized Redemption Rate Annualized Gross Sales Rate 21% 14% 34% 18% 14% Annualized Redemption Rate $0.7 $2.0 $2.4 $2.8 $2.3 ($0.6) ($1.7) ($2.8) ($1.4) ($2.0) $0.1 $0.3 ($0.4) $1.5 $0.3 ($4) ($2) $0 $2 $4 1Q08 2Q08 3Q08 4Q08 1Q09 $4.6 $5.3 $7.2 $9.6 $8.1 ($5.0) ($7.4) ($8.4) ($6.0) ($7.6) ($0.5) ($2.1) ($1.2) $3.5 $0.5 ($12) ($6) $0 $6 $12 1Q08 2Q08 3Q08 4Q08 1Q09 $0.9 $1.9 $5.0 $0.9 $0.8 ($3.2) ($1.8) ($4.6) ($2.2) ($1.2) ($0.5) ($1.3) $0.4 $0.0 ($2.3) ($8) ($4) $0 $4 $8 1Q08 2Q08 3Q08 4Q08 1Q09

Source: Confluence (2009) Growth returns significantly outperformed Value in 1Q 2009 Equity markets remained challenged in 1Q 2009 Equity funds continue to lose share to fixed income and money market funds Source: Confluence (2009) Janus gained share from equity peers in 1Q 2009 (Annualized organic growth rates for mutual finds, 1Q 2008 – 1Q 2009) Source: Strategic Insight, Simfund (2009) Risk aversion has led to deterioration in equity industry share (Quarterly AUM allocations for mutual funds, 1Q 2008 – 1Q 2009) Source: Strategic Insight, Simfund (2009) Key Indices (Cumulative returns over designated periods) 1Q 2009 Return 1-year Return 3-year Return S&P 500 ® -11.0% -38.1% -13.1% Russell 1000 ® Growth -4.1% -34.3% -11.3% Russell 1000 ® Value -16.8% -42.4% -15.4% MSCI World sm -11.9% -42.6% -13.8% MSCI EAFE ® -13.9% -46.5% -14.5% MSCI EAFE ® Growth -12.4% -45.4% -13.1% MSCI EAFE ® Value -15.5% -47.7% -15.9% -0.9% 2.9% -2.8% -6.8% -5.1% 11.4% -3.0% -2.5% -7.8% -3.0% -20% -10% 0% 10% 20% 1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009 Equity Long-term Organic Growth Janus Long-term Organic Growth -11.3% -34.3% -4.1% -15.4% -16.8% -42.4% -60% -40% -20% 0% 20% 1Q 2009 Return 1-year Return 3-year Return Russell 1000® Growth Russell 1000® Value 60% 30% 0% 1Q2008 2Q2008 3Q2008 4Q2008 1Q2009 55% 55% 51% 43% 40% 30% 29% 32% 40% 41% 15% 16% 17% 17% 19% Equity Money Market Fixed Income

Long-term relative investment performance continues to be strong across Janus, INTECH and Perkins Firm-wide mutual funds continue to outperform the majority of peers over longer time periods 55% of mutual funds had a 4 or 5 star Morningstar overall rating at March 31, 2009, based on risk-adjusted returns (1) 38%, 71%, and 85% of Janus equity mutual funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of March 31, 2009 (1) Janus won 5 Lipper awards for “Best Funds” presented on April 2, 2009, including Best Large Fixed Income Group and Best Large Mixed Asset Group INTECH’s relative performance continued to be strong in 1Q 2009 (2) 83%, 56%, 86%, and 100% of strategies outperformed their respective benchmarks over the 1-, 3-, 5-, and 10-year periods, as of March 31, 2009 Perkins Mid Cap Value and Small Cap Value funds ranked in the top 11% of their Lipper peer groups on a 1-, 3-, and 5-year total return basis, as of March 31, 2009 (3) Data presented reflects past performance, which is no guarantee of future results. Notes: (1) Performance reported as of 3/31/2009. Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. See p. 21-26 for complete Lipper rankings and Morningstar ratings. (2) Performance reported as of 3/31/2009, on an annualized basis and net of fees. See p. 27-29 for standardized INTECH performance. (3) Rankings are for the “JIF” investor share class only; other classes may have different performance characteristics. See p. 21-23 for complete Lipper rankings.

73% of firm-wide mutual funds are outperforming peers on a 3- and 5-year total return basis (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 3- and 5-year basis as of 3/31/2009. Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. (2) Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 23 and 12, respectively. (3) Janus Equity Mutual Funds do not include Value Funds, Income Funds, or INTECH Risk-Managed Funds. Funds not ranked by Lipper are not included in the analysis. See p. 21-23 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns Firm-Wide Mutual Funds (2) Janus Equity Mutual Funds (3) 5-Year Basis 58% 61% 67% 65% 61% 29% 22% 15% 17% 26% 83% 83% 87% 83% 87% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 Percent of Janus Investment Funds 1st Quartile 2nd Quartile 69% 69% 62% 60% 46% 19% 17% 13% 14% 24% 86% 74% 71% 74% 89% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 67% 65% 63% 63% 52% 19% 17% 12% 16% 21% 81% 79% 85% 75% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 62% 56% 58% 26% 18% 18% 24% 27% 62% 68% 85% 79% 85% 79% 88% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile (1) (2) (3)

# The vast majority of INTECH's strategies are outperforming their benchmarks

- INTECH's firm-wide batting average across its 9 primary strategies was 73%, 85%, 93%, and 100% for the 1-, 3-, 5-, and 10-year periods, respectively, as of March 31, 2009 (1)
- Global Core is outperforming its benchmark by 331 bps and 254 bps on a 3-year and since inception basis, respectively (2)
- International Equity is outperforming its benchmark by 392 bps on a since inception basis (2)

**INTECH Product Strategy Batting Averages** (3)

(Historical relative gross performance for select composites over various rolling time periods)

| As of 3/31/2009 | Inception Date | 1-year | 3-year | 5-year | 10-year |
|---|---|---|---|---|---|
| Large Cap Growth | 7/93 | 78% | 90% | 100% | 100% |
| Broad Large Cap Growth | 11/00 | 68% | 76% | 98% | NA |
| Enhanced Plus | 7/87 | 75% | 81% | 86% | 100% |
| Broad Enhanced Plus | 4/01 | 67% | 80% | 100% | NA |
| Enhanced Index | 4/98 | 79% | 100% | 100% | 100% |
| Large Cap Core | 8/01 | 72% | 89% | 100% | NA |
| Large Cap Value | 7/93 | 68% | 81% | 88% | 100% |
| Broad Large Cap Value | 8/04 | 62% | 76% | NA | NA |
| Global Core | 1/05 | 93% | 100% | NA | NA |

Notes:

(1) Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a rolling monthly basis, since inception through 3/31/2009. Strategies included in the analysis are Large Cap Growth, Broad Large Cap Growth, Enhanced Plus, Broad Enhanced Plus, Enhanced Index, Large Cap Core, Large Cap Value, Broad Large Cap Value and Global Core.

(2) Performance reported as of 3/31/2009, on an annualized basis and net of fees. See p. 27-29 for standardized INTECH performance.

(3) Select composites are defined as the composites that make up a majority of AUM and those having the broadest distribution. Composites shown above represent approximately 95% of INTECH AUM.

8

Merger of Janus’ mutual fund trusts reinforces Janus’ commitment to advisory channel Proposed merger of all share classes of the Janus Adviser Series (JAD) mutual funds into the Janus Investment Fund (JIF) mutual funds expected to occur in 3Q 2009 Key benefits of merger include: Increases the marketability and availability of products to a broader group of intermediary investors Potential for a more stable asset and flow base Broader access to additional product strategies Simplifies product platform Post merger the JIF trust’s direct platform will be closed to new investors, but will remain open to fundholders with existing accounts Cost of the initiative is estimated to be ~$10 million, the majority of which is expected to be recognized in 2Q 2009 and 3Q 2009

Financials Greg Frost Chief Financial Officer

1Q 2009 Preliminary financial results (1) Preliminary 1Q 2009 EPS from continuing operations of $0.02, compared to $0.05 in 4Q 2008 and $0.24 in 1Q 2008 (1) 1Q 2009 preliminary results exclude anticipated non-cash charges for impairments of goodwill and intangibles, estimated to be $5.74 to $6.37 per share 1Q 2009 preliminary results include a $0.03 per share non-operating impairment charge primarily on unconsolidated seed capital Average AUM of $113.1 billion and revenue of $170.3 million were down 9% and 4%, respectively, from 4Q 2008 and 40% and 39%, respectively, from 1Q 2008 Management fee yield was positively impacted in 1Q 2009 by Janus’ decision to exit the institutional money market business and the consolidation of Perkins 1Q 2009 preliminary operating margin of 20.2% versus 25.5% in 4Q 2008 and 31.8% in 1Q 2008 (1) Note: Preliminary 1Q 2009 results exclude expected goodwill and intangible impairment charges of $900 million to $1 billion, or $5.74 to $6.37 loss per diluted share. The expected goodwill and intangible impairment charges are non-cash and not deductible for income tax purposes. Final financial results for 1Q 2009, including the expected goodwill and intangible impairment charges, will be included in Janus’ Form 10-Q for the quarter ended 3/31/2009 to be filed on or before 5/11/2009.

1Q 2009 Operating expense overview Preliminary 1Q 2009 operating expenses of $135.9 million decreased 29% versus 1Q 2008, as a result of lower variable expenses and discretionary and fixed cost reductions 1Q 2009 incentive compensation and distribution expenses declined 49% compared to 1Q 2008 1Q 2009 administrative and marketing expenses declined 25% compared to 1Q 2008 On track to achieve previously announced fixed and discretionary net cost reductions of $40 - $45 million (1) Given strong business fundamentals and the recent market environment, management is balancing the need for further expense actions with the need to remain well positioned for a market recovery Should market conditions deteriorate further management is committed to additional cost reductions Note: Total fixed and discretionary cost reductions are shown net of the $10 million investment related to the JIF / JAD merger in 2009. (1)

Janus’ fundamentals remain intact, positioning the firm for long-term success as markets improve Continuing to deliver strong long-term investment performance across Janus, INTECH and Perkins Distribution build-out is leading to relatively stable long-term net flows, despite challenging market environment Executing on key strategic priorities Broadening global and international product capabilities Leveraging INTECH’s products to meet demand for large cap value, global/international and alternative strategies Building out value franchise by capitalizing on Perkins’ established investment process and brand Opportunistically expanding fixed income platform Managing expenses in light of lower assets and revenues, while positioning the firm for long-term success

Appendix

AUM by investment discipline and distribution channel Value ($8.6bn) Retail Intermediary ($67.5bn) $110.9 billion in AUM as of 3/31/09 By Investment Discipline By Distribution Channel Growth / Blend ($46.6bn) Money Market ($2.6bn) Global / International ($10.7bn) Fixed Income ($3.7bn) Mathematical ($38.3bn) Institutional ($34.6bn) International ($8.8bn) Alternative ($0.4bn) 8% 61% 31% 2% 10% 42% 35% 0% 3% 8%

Preliminary 1Q 2009 EPS from continuing operations of $0.02 Consolidated Entity Notes: Continuing operations previously disclosed as the investment management segment. Preliminary 1Q 2009 results exclude expected goodwill and intangible impairment charges of $900 million to $1 billion, or $5.74 to $6.37 loss per diluted share. The expected goodwill and intangible impairment charges are non-cash and not deductible for income tax purposes. Final financial results for 1Q 2009, including the expected goodwill and intangible impairment charges, will be included in Janus’ Form 10-Q for the quarter ended 3/31/2009 to be filed on or before 5/11/2009. Discontinued operations previously disclosed as the printing and fulfillment segment. Amounts related to discontinued operations must be added back to "net income attributable to JCG" to calculate earnings per share for continuing operations. March 31, December 31, Variance March 31, March 31, Variance ($ in millions, except AUM and per share) 2009 2008 (%) 2009 2008 (%) Average AUM ($ in billions) 113.1 $ 124.3 $ -9.0% 113.1 $ 189.7 $ -40.4% Continuing operations (1) Revenue 170.3 $ 177.1 $ -3.8% 170.3 $ 281.2 $ -39.4% Operating expenses (2) 135.9 131.9 3.0% 135.9 191.7 -29.1% Operating income (2) 34.4 45.2 -23.9% 34.4 89.5 -61.6% Operating margin (2) 20.2% 25.5% 20.2% 31.8% Interest expense (19.9) (18.9) 5.3% (19.9) (18.9) 5.3% Investment losses, net (7.2) (21.6) -66.7% (7.2) (9.5) -24.2% Other income, net - 3.0 n/a - 4.2 n/a Income tax provision (2.1) (3.3) -36.4% (2.1) (24.5) -91.4% Equity earnings of unconsolidated affiliate - 2.2 n/a - 2.0 n/a Income from continuing operations (2) 5.2 6.6 -21.2% 5.2 42.8 -87.9% Loss from discontinued operations (3) - - n/a - (1.6) n/a Net income (2) 5.2 6.6 -21.2% 5.2 41.2 -87.4% Noncontrolling interest (2.5) 1.2 n/a (2.5) (3.8) -34.2% Net income attributable to JCG (2) 2.7 $ 7.8 $ -65.4% 2.7 $ 37.4 $ -92.8% Diluted earnings per share attributable to JCG common shareholders Continuing operations (2),(4) 0.02 $ 0.05 $ -65.5% 0.02 $ 0.24 $ -92.8% Discontinued operations - - n/a - (0.01) n/a Diluted earnings per share (2) 0.02 $ 0.05 $ -65.6% 0.02 $ 0.23 $ -92.5% Weighted average diluted shares outstanding (in millions) 156.9 156.4 0.3% 156.9 164.0 -4.3% Quarter Ended Quarter Ended (1) (2) (3) (4)

# Preliminary operating margins of 20.2% versus 4Q 2008 operating margins of 25.5%

## Continuing Operations

| ($ in millions, except AUM and per share) | Quarter Ended March 31, 2009 | Quarter Ended December 31, 2008 | Variance (%) | Quarter Ended March 31, 2009 | Quarter Ended March 31, 2008 | Variance (%) |
|---|---|---|---|---|---|---|
| **Average AUM ($ in billions)** | **$ 113.1** | **$ 124.3** | **-9.0%** | **$ 113.1** | **$ 189.7** | **-40.4%** |
| **Revenue** | | | | | | |
| Investment management fees | $ 136.8 | $ 142.5 | | $ 136.8 | $ 225.5 | |
| Performance fees (1) | 3.4 | 1.6 | | 3.4 | 5.6 | |
| Other | 30.1 | 33.0 | | 30.1 | 50.1 | |
| **Total revenue** | 170.3 | 177.1 | -3.8% | 170.3 | 281.2 | -39.4% |
| *Basis points* | | | | | | |
| *Investment management fees* | *49.1* | *45.5* | | *49.1* | *47.7* | |
| *Investment management fees and performance fees* | *50.3* | *46.0* | | *50.3* | *48.9* | |
| **Operating expenses** | | | | | | |
| Employee compensation and benefits | 62.2 | 53.3 | | 62.2 | 91.8 | |
| Long-term incentive compensation | 13.4 | 8.2 | | 13.4 | 12.1 | |
| Marketing and advertising | 5.6 | 8.6 | | 5.6 | 7.8 | |
| Distribution | 20.1 | 23.9 | | 20.1 | 36.3 | |
| Depreciation and amortization | 8.9 | 9.5 | | 8.9 | 9.9 | |
| General, administrative and occupancy | 25.7 | 28.4 | | 25.7 | 33.8 | |
| Goodwill impairment (2) | - | - | | - | - | |
| **Total operating expense (2)** | **135.9** | **131.9** | **3.0%** | **135.9** | **191.7** | **-29.1%** |
| **Operating income (2)** | **$ 34.4** | **$ 45.2** | **-23.9%** | **$ 34.4** | **$ 89.5** | **-61.6%** |
| **Operating margin (2)** | **20.2%** | **25.5%** | | **20.2%** | **31.8%** | |

Notes:

(1) Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 18.

(2) Preliminary 1Q 2009 results exclude expected goodwill and intangible impairment charges of $900 million to $1 billion, or $5.74 to $6.37 loss per diluted share. The expected goodwill and intangible impairment charges are non-cash and not deductible for income tax purposes. Final financial results for 1Q 2009, including the expected goodwill and intangible impairment charges, will be included in Janus' Form 10-Q for the quarter ended 3/31/2009 to be filed on or before 5/11/2009.

17

# Mutual funds with performance-based advisory fees

| Mutual Funds with Performance Fees [1]<br>(AUM $ in millions, performance fees $ in thousands) | EOP AUM 3/31/2009 | Benchmark | Base Fee | Performance Fee [2] | Performance Hurdle vs. Benchmark | 1Q 2009 P&L Impact of Performance Fees |
|---|---|---|---|---|---|---|
| **Contrarian Funds [3]** | | | | | | |
| Janus Contrarian Fund | $2,704.7 | S&P 500® Index | 0.64% | ± 15 bps | ± 7.00% | ($356.6) |
| Janus Adviser Contrarian Fund | $132.6 | S&P 500® Index | 0.64% | ± 15 bps | ± 7.00% | ($43.2) |
| **Worldwide Funds [3]** | | | | | | |
| Janus Worldwide Fund | $1,708.7 | MSCI World℠ Index | 0.60% | ± 15 bps | ± 6.00% | ($1,022.0) |
| Janus Adviser Worldwide Fund | $66.0 | MSCI World℠ Index | 0.60% | ± 15 bps | ± 6.00% | ($37.3) |
| Janus Aspen Worldwide Growth Portfolio | $553.0 | MSCI World℠ Index | 0.60% | ± 15 bps | ± 6.00% | ($263.6) |
| **Research Fund [3]** | | | | | | |
| Janus Research Fund | $2,164.9 | Russell 1000® Growth Index | 0.64% | ± 15 bps | ± 5.00% | ($438.1) |
| **Global Research Fund** | | | | | | |
| Janus Global Research Fund [4,5] | $137.2 | Russell 1000® Index / MSCI World Growth Index | 0.64% | ± 15 bps | ± 6.00% | $82.2 |
| Janus Adviser Global Research Fund [6] | $3.8 | MSCI World Growth Index | 0.64% | ± 15 bps | ± 6.00% | ($0.5) |
| **Global Real Estate [6]** | | | | | | |
| Janus Adviser Global Real Estate Fund | $3.7 | FTSE EPRA / NAREIT Global Real Estate Index | 0.75% | ± 15 bps | ± 4.00% | $1.5 |
| **International Equity Fund [7]** | | | | | | |
| Janus Adviser International Equity Fund | $102.7 | MSCI EAFE® Index | 0.68% | ± 15 bps | ± 7.00% | $22.1 |
| **International Forty Fund [8]** | | | | | | |
| Janus Adviser International Forty Fund | $1.8 | MSCI All Country World ex-U.S. Index℠ | 0.73% | ± 15 bps | ± 6.00% | N/A |
| **Risk-Managed Funds [3]** | | | | | | |
| INTECH Risk-Managed Stock Fund | $190.8 | S&P 500® Index | 0.50% | ± 15 bps | ± 4.00% | ($81.5) |
| Janus Adviser INTECH Risk-Managed Core Fund | $64.3 | S&P 500® Index | 0.50% | ± 15 bps | ± 4.00% | ($10.4) |
| Janus Aspen INTECH Risk-Managed Core Portfolio | $18.5 | S&P 500® Index | 0.50% | ± 15 bps | ± 4.00% | ($5.0) |
| **Mid Cap Value Funds [3,9]** | | | | | | |
| Perkins Mid Cap Value Fund | $5,312.3 | Russell Midcap Value® Index | 0.64% | ± 15 bps | ± 4.00% | $3,206.0 |
| Janus Adviser Perkins Mid Cap Value Fund | $1,435.0 | Russell Midcap Value® Index | 0.64% | ± 15 bps | ± 4.00% | $356.3 |
| Janus Aspen Perkins Mid Cap Value Portfolio | $67.3 | Russell Midcap Value® Index | 0.64% | ± 15 bps | ± 4.00% | $37.3 |
| **Total** | $14,667.5 | | | | | $1,447.2 |

Please refer to footnotes on p. 19.

18

Mutual funds with performance-based advisory fees (cont’d) Notes: The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. The performance measurement period began on 12/1/2007 and the performance adjustment will be implemented as of 12/1/2008. The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. The performance measurement period began on 6/1/2008 and the performance adjustment will be implemented as of 6/1/2009. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The MSCI World Growth Index is a subset of the Morgan Stanley Capital Worldsm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets. The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. (1) (2) (3) (4) (5) (6) (7) (8) (9)

LTI amortization schedule Notes: Schedule reflects LTI awards granted as of 3/31/2009. Includes reduction in expense related to estimated forfeitures. Prior grants include amounts remaining to vest for 2007 grant, grants with no performance vesting and grants made to executives which will not vest if targeted EPS growth is not met. Grants do not include performance-based acceleration and vest on a pro rata basis. Full-Year 2009 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) Date of Grant Amount remaining to be amortized <0% 0% - 10% >10% Prior grants (3) Various 13.6 $ 9.0 $ 10.6 $ 12.8 $ 2008 grant (4) February 2008 43.5 2009 grant (4) February 2009 69.2 Additional grants (4) Janus investment team 2008 January 2008 16.5 INTECH 2008 April 2008 9.0 INTECH 2009 January 2009 5.0 Perkins 2009 January 2009 6.5 Grants vest over 4 years Grants vest over 10 years Grants vest over 10 years Grants vest over 3 years Grants vest over 4 years Grants vest over 4 years 2009 EPS Growth Assumptions (1) (2) (3) (4)

# While 1-year performance has been challenged, the majority of JIF funds continue to outperform peers on 3-, 5-, and 10-year total return basis

**Janus Investment Fund ("JIF")**

| | | 3/31/09 AUM ($mms) | PM Inception | Lipper Category | Lipper Rankings Based on Total Returns as of 3/31/09: 1-Year Percentile Rank (%) | 1-Year Rank / Total Funds | 3-Year Percentile Rank (%) | 3-Year Rank / Total Funds | 5-Year Percentile Rank (%) | 5-Year Rank / Total Funds | 10-Year Percentile Rank (%) | 10-Year Rank / Total Funds | Since PM Inception Percentile Rank (%) | Since PM Inception Rank / Total Funds |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Growth Funds** | | | | | | | | | | | | | | |
| Janus Twenty Fund* | $ | 6,929 | Jan-08 | Large-Cap Growth Funds | 76 | 595 / 789 | 1 | 1 / 674 | 1 | 2 / 563 | 31 | 86 / 285 | 44 | 343 / 781 |
| Janus Fund | $ | 6,605 | Oct-07 | Large-Cap Growth Funds | 60 | 474 / 789 | 37 | 246 / 674 | 32 | 180 / 563 | 60 | 169 / 285 | 49 | 369 / 761 |
| Janus Orion Fund | $ | 2,171 | Dec-07 | Multi-Cap Growth Funds | 99 | 492 / 499 | 37 | 143 / 387 | 6 | 18 / 323 | - | - | 97 | 473 / 488 |
| Janus Research Fund | $ | 2,165 | Jan-06 | Large-Cap Growth Funds | 95 | 747 / 789 | 45 | 299 / 674 | 31 | 173 / 563 | 46 | 130 / 285 | 41 | 271 / 662 |
| Janus Enterprise Fund | $ | 1,152 | Oct-07 | Mid-Cap Growth Funds | 65 | 364 / 562 | 22 | 103 / 486 | 12 | 46 / 398 | 74 | 139 / 187 | 39 | 209 / 543 |
| Janus Venture Fund* | $ | 670 | Jan-01 | Small-Cap Growth Funds | 75 | 443 / 593 | 40 | 201 / 506 | 34 | 138 / 413 | 63 | 131 / 207 | 28 | 82 / 292 |
| Janus Triton Fund | $ | 133 | Jun-06 | Small-Cap Growth Funds | 7 | 40 / 593 | 3 | 11 / 506 | - | - | - | - | 1 | 5 / 515 |
| **Core Funds** | | | | | | | | | | | | | | |
| Janus Growth and Income Fund | $ | 2,837 | Nov-07 | Large-Cap Core Funds | 67 | 589 / 888 | 74 | 562 / 766 | 34 | 213 / 638 | 33 | 117 / 360 | 54 | 460 / 866 |
| Janus Contrarian Fund | $ | 2,705 | Feb-00 | Multi-Cap Core Funds | 99 | 763 / 772 | 74 | 464 / 627 | 8 | 33 / 468 | - | - | 20 | 44 / 222 |
| Janus Balanced Fund | $ | 2,474 | Apr-05 | Mixed-Asset Target Alloc. Mod. Funds | 4 | 19 / 522 | 4 | 12 / 391 | 1 | 2 / 289 | 11 | 16 / 153 | 1 | 3 / 353 |
| Janus Research Core Fund | $ | 431 | Nov-07 | Large-Cap Core Funds | 87 | 771 / 888 | 83 | 631 / 766 | 23 | 144 / 638 | 24 | 86 / 360 | 82 | 706 / 866 |
| INTECH Risk-Managed Core Fund | $ | 191 | Feb-03 | Multi-Cap Core Funds | 38 | 292 / 772 | 51 | 318 / 627 | 28 | 128 / 468 | - | - | 32 | 126 / 398 |
| **Global/International Funds** | | | | | | | | | | | | | | |
| Janus Overseas Fund | $ | 3,919 | Jun-03 | International Funds | 50 | 591 / 1203 | 3 | 24 / 884 | 1 | 4 / 705 | 5 | 15 / 367 | 1 | 3 / 648 |
| Janus Worldwide Fund | $ | 1,709 | Jun-04 | Global Funds | 71 | 351 / 494 | 60 | 228 / 381 | 91 | 268 / 294 | 92 | 140 / 152 | 76 | 227 / 298 |
| Janus Global Life Sciences Fund | $ | 581 | Apr-07 | Global Healthcare/Biotechnology Funds | 66 | 34 / 51 | 39 | 18 / 46 | 36 | 16 / 44 | 13 | 2 / 15 | 24 | 12 / 51 |
| Janus Global Technology Fund | $ | 491 | Jan-06 | Global Science & Technology Funds | 27 | 22 / 82 | 40 | 31 / 77 | 43 | 30 / 70 | 29 | 6 / 20 | 40 | 31 / 77 |
| Janus Global Research Fund | $ | 137 | Feb-05 | Global Funds | 61 | 299 / 494 | 25 | 94 / 381 | - | - | - | - | 7 | 20 / 323 |
| Janus Global Opportunities Fund | $ | 71 | Jun-01 | Global Funds | 27 | 133 / 494 | 40 | 150 / 381 | 67 | 196 / 294 | - | - | 16 | 32 / 206 |
| **Value Funds** | | | | | | | | | | | | | | |
| Perkins Mid Cap Value Fund - Inv[1] | $ | 5,059 | Aug-98 | Mid-Cap Value Funds | 6 | 21 / 360 | 4 | 10 / 292 | 2 | 4 / 218 | 3 | 2 / 74 | 2 | 1 / 63 |
| Perkins Small Cap Value Fund - Inv*[1] | $ | 304 | Feb-97 | Small-Cap Core Funds | 4 | 23 / 758 | 4 | 21 / 606 | 11 | 52 / 482 | 14 | 30 / 228 | 6 | 7 / 122 |
| **Income Funds** | | | | | | | | | | | | | | |
| Janus Flexible Bond Fund | $ | 896 | May-07 | Intermediate Investment Grade Debt | 6 | 34 / 580 | 4 | 19 / 480 | 7 | 26 / 401 | 19 | 39 / 208 | 6 | 32 / 535 |
| Janus High-Yield Fund | $ | 481 | Dec-03 | High Current Yield Funds | 13 | 60 / 461 | 13 | 48 / 390 | 13 | 43 / 335 | 9 | 17 / 207 | 14 | 46 / 329 |
| Janus Short-Term Bond Fund | $ | 432 | May-07 | Short Investment Grade Debt | 2 | 4 / 259 | 2 | 4 / 214 | 3 | 4 / 176 | 6 | 5 / 89 | 5 | 12 / 254 |
| **Asset Allocation Funds** | | | | | | | | | | | | | | |
| Janus Smart Portfolio-Growth[2] | | N/A | Dec-05 | Mixed-Asset Target Alloc. Growth Funds | 75 | 508 / 682 | 27 | 145 / 542 | - | - | - | - | 14 | 73 / 539 |
| Janus Smart Portfolio-Moderate[2] | | N/A | Dec-05 | Mixed-Asset Target Alloc. Mod. Funds | 32 | 165 / 522 | 15 | 55 / 391 | - | - | - | - | 9 | 33 / 387 |
| Janus Smart Portfolio-Conservative[2] | | N/A | Dec-05 | Mixed-Asset Target Alloc. Cons. Funds | 35 | 150 / 433 | 17 | 54 / 336 | - | - | - | - | 10 | 30 / 320 |

**Lipper Quartile:** 1st | 2nd | 3rd | 4th

*Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. **Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds was negative.**

Lipper Inc. rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics.
(2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds.

If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

21

# Seven JAD funds across seven different Lipper categories are ranked in the top two quartiles on a 1-, 3-, and 5-year total return basis

**Janus Adviser Series ("JAD") Class S Shares**

| | | | | | *Lipper Rankings Based on Total Returns as of 3/31/09* | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | *1-Year* | | *3-Year* | | *5-Year* | | *10-Year* | | *Since PM Inception* | |
| | | *3/31/09 AUM ($mms)* | *PM Inception* | *Lipper Category* | *Percentile Rank (%)* | *Rank / Total Funds* | *Percentile Rank (%)* | *Rank / Total Funds* | *Percentile Rank (%)* | *Rank / Total Funds* | *Percentile Rank (%)* | *Rank / Total Funds* | *Percentile Rank (%)* | *Rank / Total Funds* |
| **Growth Funds** | | | | | | | | | | | | | | |
| Forty Fund | $ | 1,995 | Jan-08 | Large-Cap Growth Funds | 94 | 735 / 789 | 2 | 12 / 674 | 1 | 3 / 563 | 3 | 7 / 285 | 67 | 522 / 781 |
| Mid Cap Growth Fund | $ | 151 | Oct-07 | Mid-Cap Growth Funds | 48 | 270 / 562 | 13 | 61 / 486 | 7 | 26 / 398 | 73 | 137 / 187 | 26 | 140 / 543 |
| Large Cap Growth Fund | $ | 72 | Oct-07 | Large-Cap Growth Funds | 59 | 463 / 789 | 41 | 273 / 674 | 40 | 224 / 563 | 51 | 144 / 285 | 46 | 347 / 761 |
| INTECH Risk-Managed Growth Fund | $ | 31 | Jan-03 | Multi-Cap Growth Funds | 58 | 288 / 499 | 69 | 267 / 387 | 78 | 252 / 323 | - | - | 81 | 237 / 294 |
| Orion Fund | $ | 8 | Dec-07 | Mid-Cap Growth Funds | 91 | 510 / 562 | 20 | 96 / 486 | - | - | - | - | 81 | 444 / 552 |
| Small-Mid Growth Fund | $ | 0 | Jun-06 | Small-Cap Growth Funds | 10 | 59 / 593 | 4 | 20 / 506 | - | - | - | - | 2 | 8 / 515 |
| **Core Funds** | | | | | | | | | | | | | | |
| Balanced Fund | $ | 464 | Apr-05 | Mixed-Asset Target Alloc. Mod. Funds | 3 | 15 / 522 | 3 | 11 / 391 | 2 | 3 / 289 | 8 | 12 / 153 | 1 | 2 / 353 |
| Growth and Income Fund | $ | 55 | Nov-07 | Large-Cap Core Funds | 83 | 734 / 888 | 87 | 666 / 766 | 55 | 347 / 638 | 24 | 84 / 360 | 77 | 661 / 866 |
| Research Core Fund | $ | 22 | Nov-07 | Large-Cap Core Funds | 88 | 776 / 888 | 83 | 633 / 766 | 24 | 153 / 638 | 26 | 92 / 360 | 84 | 726 / 866 |
| Perkins Small Company Value Fund | $ | 16 | Mar-02 | Small-Cap Core Funds | 21 | 158 / 758 | 33 | 196 / 606 | 32 | 152 / 482 | - | - | 23 | 90 / 396 |
| INTECH Risk-Managed Core Fund | $ | 5 | Jan-03 | Multi-Cap Core Funds | 35 | 266 / 772 | 49 | 305 / 627 | 27 | 122 / 468 | - | - | 26 | 98 / 389 |
| Contrarian Fund | $ | 4 | Aug-05 | Multi-Cap Core Funds | 100 | 766 / 772 | 85 | 530 / 627 | - | - | - | - | 59 | 338 / 572 |
| **Global/International/ Funds** | | | | | | | | | | | | | | |
| International Growth Fund | $ | 818 | Jun-03 | International Funds | 26 | 308 / 1203 | 2 | 15 / 884 | 1 | 1 / 705 | 4 | 12 / 367 | 1 | 1 / 648 |
| Worldwide Fund | $ | 46 | Jun-04 | Global Funds | 65 | 320 / 494 | 60 | 229 / 381 | 93 | 273 / 294 | 89 | 136 / 152 | 78 | 232 / 298 |
| International Equity Fund | $ | 2 | Nov-06 | International Funds | 30 | 361 / 1203 | - | - | - | - | - | - | 7 | 66 / 989 |
| INTECH Risk-Managed International Fund | $ | 1 | May-07 | International Funds | 43 | 509 / 1203 | - | - | - | - | - | - | 38 | 406 / 1083 |
| Global Research Fund | $ | 0 | Nov-07 | Global Funds | 60 | 297 / 494 | - | - | - | - | - | - | 48 | 224 / 466 |
| **Value Funds** | | | | | | | | | | | | | | |
| Perkins Mid Cap Value Fund | $ | 234 | Dec-02 | Mid-Cap Value Funds | 5 | 16 / 360 | 4 | 9 / 292 | 3 | 5 / 218 | - | - | 8 | 14 / 192 |
| INTECH Risk-Managed Value Fund | $ | 0 | Dec-05 | Multi-Cap Value Funds | 58 | 210 / 364 | 53 | 154 / 291 | - | - | - | - | 56 | 153 / 277 |
| **Alternative Funds** | | | | | | | | | | | | | | |
| Long/Short Fund | $ | 8 | Aug-06 | Long/Short Equity Funds | 43 | 44 / 102 | - | - | - | - | - | - | 22 | 11 / 49 |
| Global Real Estate Fund | $ | 0 | Nov-07 | Global Real Estate Funds | 5 | 4 / 84 | - | - | - | - | - | - | 5 | 4 / 81 |
| **Income Funds** | | | | | | | | | | | | | | |
| Flexible Bond Fund | $ | 56 | May-07 | Intermediate Investment Grade Debt | 5 | 24 / 580 | 5 | 20 / 480 | 9 | 36 / 401 | 17 | 35 / 208 | 6 | 28 / 535 |
| High-Yield Fund | $ | 1 | Aug-05 | High Current Yield | 12 | 52 / 461 | 14 | 54 / 390 | - | - | - | - | 17 | 61 / 376 |

**Lipper Quartile:** 1st | 2nd | 3rd | 4th

‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. **Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds was negative.**

Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Class S Shares only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

22

# Four JAS funds across four different Lipper categories are ranked in the top two quartiles on a 1-, 3-, and 5-year total return basis

**Janus Aspen Series ("JAS") Institutional Shares**

*Lipper Rankings Based on Total Returns as of 3/31/09*

| | | 3/31/09 AUM ($mms) | PM Inception | Lipper Category | 1-Year Percentile Rank (%) | 1-Year Rank / Total Funds | 3-Year Percentile Rank (%) | 3-Year Rank / Total Funds | 5-Year Percentile Rank (%) | 5-Year Rank / Total Funds | 10-Year Percentile Rank (%) | 10-Year Rank / Total Funds | Since PM Inception Percentile Rank (%) | Since PM Inception Rank / Total Funds |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Growth Funds** | | | | | | | | | | | | | | |
| Forty Portfolio | $ | 387 | Jan-08 | VA Large-Cap Growth | 89 | 212 / 238 | 2 | 3 / 211 | 2 | 3 / 193 | 3 | 2 / 71 | 64 | 149 / 234 |
| Large Cap Growth Portfolio | $ | 325 | Oct-07 | VA Large-Cap Growth | 56 | 132 / 238 | 25 | 51 / 211 | 36 | 69 / 193 | 63 | 45 / 71 | 37 | 83 / 229 |
| Mid Cap Growth Portfolio | $ | 252 | Oct-07 | VA Mid-Cap Growth | 77 | 110 / 143 | 19 | 24 / 128 | 17 | 19 / 113 | 74 | 31 / 41 | 41 | 55 / 136 |
| **Core Funds** | | | | | | | | | | | | | | |
| Balanced Portfolio | $ | 867 | Apr-05 | VA Mixed-Asset Target Alloc. Mod | 3 | 4 / 184 | 2 | 2 / 117 | 2 | 1 / 78 | 11 | 5 / 47 | 1 | 1 / 101 |
| Growth and Income Portfolio | $ | 18 | Nov-07 | VA Large-Cap Core | 33 | 80 / 242 | 52 | 112 / 217 | 20 | 37 / 189 | 11 | 9 / 84 | 21 | 48 / 237 |
| Fundamental Equity Portfolio | $ | 5 | Nov-07 | VA Large-Cap Core | 72 | 173 / 242 | 75 | 163 / 217 | 18 | 34 / 189 | 19 | 16 / 84 | 66 | 156 / 237 |
| **Global/International Funds** | | | | | | | | | | | | | | |
| Worldwide Growth Portfolio | $ | 465 | Jun-04 | VA Global | 75 | 93 / 124 | 51 | 42 / 82 | 95 | 70 / 73 | 87 | 33 / 37 | 89 | 70 / 78 |
| International Growth Portfolio | $ | 402 | Jun-03 | VA International | 43 | 116 / 269 | 3 | 5 / 225 | 2 | 2 / 195 | 6 | 5 / 97 | 2 | 2 / 189 |
| Global Life Sciences Portfolio | $ | 2 | Oct-04 | VA Health/Biotechnology | 95 | 35 / 36 | 65 | 22 / 33 | 11 | 3 / 28 | - | - | 7 | 2 / 31 |
| Global Technology Portfolio | $ | 2 | Jan-06 | VA Science & Technology | 55 | 33 / 59 | 37 | 21 / 56 | 40 | 21 / 52 | - | - | 39 | 22 / 56 |
| **Value Funds** | | | | | | | | | | | | | | |
| Perkins Mid Cap Value Portfolio | $ | 15 | May-03 | VA Mid-Cap Value | 2 | 1 / 87 | 2 | 1 / 73 | 2 | 1 / 59 | - | - | 2 | 1 / 57 |
| **Income Funds** | | | | | | | | | | | | | | |
| Flexible Bond Portfolio | $ | 310 | May-07 | VA Intermediate Investment Grade Debt | 6 | 4 / 68 | 7 | 4 / 60 | 8 | 4 / 56 | 8 | 2 / 26 | 10 | 6 / 65 |

**Lipper Quartile:** 1st | 2nd | 3rd | 4th

‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. **Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds was negative.**

Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Institutional Shares only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

23

# JIF Morningstar Rating™ based on risk-adjusted returns as of March 31, 2009

**Janus Investment Fund ("JIF")**

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

| Fund | Category | Overall Rating | | Three-Year Rating | | Five-Year Rating | | Ten-Year Rating | |
|---|---|---|---|---|---|---|---|---|---|
| | | Stars | # of Funds | Stars | # of Funds | Stars | # of Funds | Stars | # of Funds |
| Janus Fund | Large Growth Funds | ★★★ | 1491 | ★★★ | 1491 | ★★★ | 1229 | ★★ | 615 |
| Janus Enterprise Fund | Mid-Cap Growth Funds | ★★★ | 805 | ★★★★ | 805 | ★★★★ | 673 | ★★ | 331 |
| Janus Growth and Income Fund | Large Growth Funds | ★★★ | 1491 | ★★ | 1491 | ★★★ | 1229 | ★★★★ | 615 |
| Janus Research Fund | Large Growth Funds | ★★★ | 1491 | ★★★ | 1491 | ★★★ | 1229 | ★★ | 615 |
| Janus Twenty Fund (1) | Large Growth Funds | ★★★★ | 1491 | ★★★★★ | 1491 | ★★★★★ | 1229 | ★★★ | 615 |
| Janus Venture Fund (1) | Small Growth Funds | ★★★ | 678 | ★★★ | 678 | ★★★ | 566 | ★★ | 293 |
| Janus Overseas Fund | Foreign Large Growth Funds | ★★★★ | 212 | ★★★★ | 212 | ★★★★★ | 164 | ★★★★ | 82 |
| Janus Balanced Fund | Moderate Allocation Funds | ★★★★★ | 968 | ★★★★★ | 968 | ★★★★★ | 799 | ★★★★ | 462 |
| Janus Fundamental Equity Fund | Large Blend Funds | ★★★ | 1723 | ★★ | 1723 | ★★★ | 1371 | ★★★ | 695 |
| Perkins Mid Cap Value Fund - Investor Shares (2) | Mid-Cap Value Funds | ★★★★★ | 334 | ★★★★★ | 334 | ★★★★★ | 239 | ★★★★★ | 82 |
| Perkins Small Cap Value Fund - Investor Shares (1,2) | Small Value Funds | ★★★★★ | 349 | ★★★★★ | 349 | ★★★★★ | 269 | ★★★★ | 126 |
| Janus Flexible Bond Fund | Intermediate-Term Bond Funds | ★★★★★ | 993 | ★★★★★ | 993 | ★★★★★ | 856 | ★★★★ | 467 |
| Janus High-Yield Fund | High Yield Bond Funds | ★★★★ | 473 | ★★★★ | 473 | ★★★★ | 405 | ★★★★ | 259 |
| Janus Short-Term Bond Fund | Short-Term Bond Funds | ★★★★★ | 372 | ★★★★★ | 372 | ★★★★★ | 318 | ★★★★ | 168 |
| Janus Worldwide Fund | World Stock Funds | ★★ | 529 | ★★★ | 529 | ★★ | 425 | ★★ | 249 |
| Janus Global Life Sciences Fund | Health Funds | ★★★ | 169 | ★★★ | 169 | ★★★ | 154 | ★★★ | 54 |
| Janus Global Technology Fund | Technology Funds | ★★★★ | 220 | ★★★ | 220 | ★★★ | 201 | ★★★★ | 70 |
| Janus Orion Fund | Mid-Cap Growth Funds | ★★★★ | 805 | ★★★ | 805 | ★★★★ | 673 | | N/A |
| INTECH Risk-Managed Stock Fund | Large Blend Funds | ★★★★ | 1723 | ★★★ | 1723 | ★★★★ | 1371 | | N/A |
| Janus Contrarian Fund | Large Blend Funds | ★★ | 1723 | ★ | 1723 | ★★★ | 1371 | | N/A |
| Janus Global Opportunities Fund | World Stock Funds | ★★★ | 529 | ★★★ | 529 | ★★★ | 425 | | N/A |
| Janus Triton Fund | Small Growth Funds | ★★★★★ | 678 | ★★★★★ | 678 | | N/A | | N/A |
| Janus Global Research Fund | World Stock Funds | ★★★★ | 529 | ★★★★ | 529 | | N/A | | N/A |
| Janus Smart Portfolio-Growth | Moderate Allocation Funds | ★★★ | 968 | ★★★ | 968 | | N/A | | N/A |
| Janus Smart Portfolio-Moderate | Moderate Allocation Funds | ★★★★★ | 968 | ★★★★★ | 968 | | N/A | | N/A |
| Janus Smart Portfolio-Conservative | Conservative Allocation Funds | ★★★★ | 489 | ★★★★ | 489 | | N/A | | N/A |
| **Percent of funds rated 4 or 5 Stars** | | **57.7%** | | **50.0%** | | **52.4%** | | **52.9%** | |

**Data presented reflects past performance, which is no guarantee of future results.** © 2009 Morningstar, Inc. All Rights Reserved.

Notes: (1)Closed to new investors. (2)Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

**Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.**

24

# JAD Morningstar Rating™ based on risk-adjusted returns as of March 31, 2009

**Janus Adviser Series ("JAD") Class S Shares**

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

| Fund | Category | Overall Rating Stars | Overall Rating # of Funds | Three-Year Rating Stars | Three-Year Rating # of Funds | Five-Year Rating Stars | Five-Year Rating # of Funds | Ten-Year Rating Stars | Ten-Year Rating # of Funds |
|---|---|---|---|---|---|---|---|---|---|
| Balanced Fund | Moderate Allocation Funds | ★★★★★ | 968 | ★★★★★ | 968 | ★★★★★ | 799 | ★★★★★ | 462 |
| Fundamental Equity Fund | Large Blend Funds | ★★★ | 1723 | ★★ | 1723 | ★★★ | 1371 | ★★★ | 695 |
| Flexible Bond Fund | Intermediate-Term Bond Funds | ★★★★ | 993 | ★★★★★ | 993 | ★★★★ | 856 | ★★★★ | 467 |
| Forty Fund | Large Growth Funds | ★★★★★ | 1491 | ★★★★★ | 1491 | ★★★★★ | 1229 | ★★★★ | 615 |
| Growth & Income Fund | Large Growth Funds | ★★★ | 1491 | ★★ | 1491 | ★★★ | 1229 | ★★★★ | 615 |
| International Growth Fund | Foreign Large Growth Funds | ★★★★★ | 212 | ★★★★★ | 212 | ★★★★★ | 164 | ★★★★★ | 82 |
| Large Cap Growth Fund | Large Growth Funds | ★★★ | 1491 | ★★★ | 1491 | ★★★ | 1229 | ★★★ | 615 |
| Mid Cap Growth Fund | Mid-Cap Growth Funds | ★★★ | 805 | ★★★★ | 805 | ★★★★ | 673 | ★★ | 331 |
| Worldwide Fund | World Stock Funds | ★★ | 529 | ★★★ | 529 | ★★ | 425 | ★★ | 249 |
| Perkins Mid Cap Value Fund | Mid-Cap Value Funds | ★★★★★ | 334 | ★★★★★ | 334 | ★★★★★ | 239 | | N/A |
| INTECH Risk-Managed Core Fund | Large Blend Funds | ★★★★ | 1723 | ★★★ | 1723 | ★★★★ | 1371 | | N/A |
| INTECH Risk-Managed Growth Fund | Large Growth Funds | ★★ | 1491 | ★★ | 1491 | ★★ | 1229 | | N/A |
| Perkins Small Company Value Fund | Small Value Funds | ★★★ | 349 | ★★★ | 349 | ★★★ | 269 | | N/A |
| Contrarian Fund | Large Blend Funds | ★ | 1723 | ★ | 1723 | | N/A | | N/A |
| Orion Fund | Mid-Cap Growth Funds | ★★★ | 805 | ★★★ | 805 | | N/A | | N/A |
| Small-Mid Growth Fund | Mid-Cap Growth Funds | ★★★★ | 805 | ★★★★ | 805 | | N/A | | N/A |
| High-Yield Fund | High Yield Bond Funds | ★★★★ | 473 | ★★★★ | 473 | | N/A | | N/A |
| INTECH Risk-Managed Value Fund | Large Value Funds | ★★★ | 1192 | ★★★ | 1192 | | N/A | | N/A |
| International Equity Fund | Foreign Large Growth Funds | | N/A | | N/A | | N/A | | N/A |
| Perkins Large Cap Value Fund | Large Value Funds | | N/A | | N/A | | N/A | | N/A |
| Global Real Estate Fund | Global Real Estate Funds | | N/A | | N/A | | N/A | | N/A |
| Global Research Fund | World Stock Funds | | N/A | | N/A | | N/A | | N/A |
| Long/Short Fund | Long-Short Funds | | N/A | | N/A | | N/A | | N/A |
| International Forty Fund | Foreign Large Growth Funds | | N/A | | N/A | | N/A | | N/A |
| INTECH Risk-Managed International Fund | Foreign Large Blend Funds | | N/A | | N/A | | N/A | | N/A |
| Modular Portfolio Construction Fund | Moderate Allocation Funds | | N/A | | N/A | | N/A | | N/A |
| **Percent of funds rated 4 or 5 Stars** | | **44.4%** | | **44.4%** | | **53.8%** | | **55.6%** | |

**Data presented reflects past performance, which is no guarantee of future results.** © 2009 Morningstar, Inc. All Rights Reserved.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

**Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.**

25

# JAS Morningstar Rating™ based on risk-adjusted returns as of March 31, 2009

**Janus Aspen Series ("JAS") Institutional Shares**

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

| Fund | Category | Overall Rating | | Three-Year Rating | | Five-Year Rating | | Ten-Year Rating | |
|---|---|---|---|---|---|---|---|---|---|
| | | Stars | # of Funds | Stars | # of Funds | Stars | # of Funds | Stars | # of Funds |
| Balanced Fund | Moderate Allocation Funds | ★★★★★ | 968 | ★★★★★ | 968 | ★★★★★ | 799 | ★★★★★ | 462 |
| Flexible Bond Fund | Intermediate-Term Bond Funds | ★★★★★ | 993 | ★★★★★ | 993 | ★★★★★ | 856 | ★★★★ | 467 |
| Forty Fund | Large Growth Funds | ★★★★★ | 1491 | ★★★★★ | 1491 | ★★★★★ | 1229 | ★★★★ | 615 |
| Fundamental Equity Fund | Large Blend Funds | ★★★ | 1723 | ★★ | 1723 | ★★★★ | 1371 | ★★★ | 695 |
| Growth & Income Fund | Large Growth Funds | ★★★★ | 1491 | ★★★ | 1491 | ★★★★ | 1229 | ★★★★ | 615 |
| International Growth Fund | Foreign Large Growth Funds | ★★★★ | 212 | ★★★★ | 212 | ★★★★★ | 164 | ★★★★ | 82 |
| Worldwide Fund | World Stock Funds | ★★ | 529 | ★★★ | 529 | ★★ | 425 | ★★ | 249 |
| Large Cap Growth Fund | Large Growth Funds | ★★★★ | 1491 | ★★★★ | 1491 | ★★★★ | 1229 | ★★★ | 615 |
| Mid Cap Growth Fund | Mid-Cap Growth Funds | ★★★ | 805 | ★★★ | 805 | ★★★★ | 673 | ★★ | 331 |
| Global Life Sciences Fund | Health Funds | ★★★★ | 169 | ★★★ | 169 | ★★★★ | 154 | | N/A |
| Global Technology Fund | Technology Funds | ★★★ | 220 | ★★★ | 220 | ★★★ | 201 | | N/A |
| Perkins Mid Cap Value Fund | Mid-Cap Value Funds | ★★★★★ | 334 | ★★★★★ | 334 | ★★★★★ | 239 | | N/A |
| **Percent of funds rated 4 or 5 Stars** | | **66.7%** | | **50.0%** | | **83.3%** | | **55.6%** | |

**Data presented reflects past performance, which is no guarantee of future results.** © 2009 Morningstar, Inc. All Rights Reserved.

Ratings are for the Institutional Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

**Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.**

26

# Latest INTECH standardized performance (1)

| Composite and Respective Index (Composite returns shown net of fees) | Inception Date | Annualized Returns (%) for Periods Ended 3/31/09 1 Year | 3 Year | 5 Year | 10 Year | Since Inception |
|---|---|---|---|---|---|---|
| Large Cap Growth Composite | 7/93 | (30.15) | (11.30) | (3.16) | 0.23 | 9.99 |
| S&P 500® / Citigroup Growth Index | | (32.22) | (10.34) | (4.10) | (4.43) | 5.80 |
| Difference versus S&P 500® / Citigroup Growth Index | | 2.07 | (0.96) | 0.94 | 4.66 | 4.19 |
| Enhanced Plus Composite | 7/87 | (37.37) | (13.00) | (3.58) | (0.78) | 8.15 |
| S&P 500® Index | | (38.09) | (13.06) | (4.77) | (3.00) | 6.96 |
| Difference versus S&P 500® Index | | 0.72 | 0.06 | 1.19 | 2.22 | 1.19 |
| Broad Large Cap Growth Composite | 11/00 | (36.89) | (14.11) | (5.05) | -- | (5.53) |
| Russell 1000® Growth Index | | (34.28) | (11.28) | (4.38) | -- | (8.01) |
| Difference versus Russell 1000® Growth Index | | (2.61) | (2.83) | (0.67) | -- | 2.48 |
| Broad Enhanced Plus Composite | 4/01 | (37.81) | (13.66) | (4.14) | -- | (1.02) |
| Russell 1000® Index | | (38.27) | (13.24) | (4.54) | -- | (2.40) |
| Difference versus Russell 1000® Index | | 0.46 | (0.42) | 0.40 | -- | 1.38 |
| Enhanced Index Composite | 4/98 | (36.96) | (12.82) | (4.05) | (1.96) | (0.17) |
| S&P 500® Index | | (38.09) | (13.06) | (4.77) | (3.00) | (1.22) |
| Difference versus S&P 500® Index | | 1.13 | 0.24 | 0.72 | 1.04 | 1.05 |
| Large Cap Core Composite | 8/01 | (36.83) | (13.66) | (3.25) | -- | (1.28) |
| S&P 500® Index | | (38.09) | (13.06) | (4.77) | -- | (3.49) |
| Difference versus S&P 500® Index | | 1.26 | (0.60) | 1.52 | -- | 2.21 |
| Broad Large Cap Value Composite | 8/04 | (40.24) | (14.67) | -- | -- | (4.14) |
| Russell 1000® Value Index | | (42.42) | (15.40) | -- | -- | (5.17) |
| Difference versus Russell 1000® Value Index | | 2.18 | 0.73 | -- | -- | 1.03 |
| Global Core Composite | 1/05 | (38.88) | (11.25) | -- | -- | (3.55) |
| MSCI Developed World® Index | | (42.19) | (13.29) | -- | -- | (6.09) |
| Difference versus MSCI Developed World® Index | | 3.31 | 2.04 | -- | -- | 2.54 |
| Large Cap Value Composite | 7/93 | (43.20) | (15.19) | (4.26) | 1.32 | 6.97 |
| S&P 500® / Citigroup Value Index | | (44.00) | (15.97) | (5.64) | (1.87) | 5.21 |
| Difference versus S&P 500® / Citigroup Value Index | | 0.80 | 0.78 | 1.38 | 3.19 | 1.76 |

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 29.

27

Latest INTECH standardized performance (cont’d) (1) Note: (1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 29. Inception Since Composite and Respective Index Date 1 Year 3 Year 5 Year 10 Year Inception (Composite returns shown net of fees) International Equity 11/06 (44.70) -- -- -- (16.15) MSCI EAFE® Index (46.20) -- -- -- (20.07) Difference versus MSCI EAFE® Index 1.50 -- -- -- 3.92 Long/Short Market Neutral 12/06 3.22 -- -- -- 3.68 LIBOR 3-Month Rate 2.34 -- -- -- 3.76 Difference versus LIBOR 3-Month Rate 0.88 -- -- -- (0.08) Broad Large Cap Core (130/30) 1/07 (40.65) -- -- -- (22.87) Russell 1000® Index (38.27) -- -- -- (20.84) Difference versus Russell 1000® Index (2.38) -- -- -- (2.03) Annualized Returns (%) for Periods Ended 3/31/09

Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. For example, through 12/31/2004, net returns were derived using the maximum fixed fee in effect for each strategy. As of 1/1/2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Growth Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Value Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance. LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available. INTECH’s Valuation Policy provides that a portfolio’s assets are valued primarily on the basis of market quotations or the last quoted bid price. For foreign securities, when such market quotations are unavailable, or prices are deemed to be unreliable due to significant events or other factors (such as when there are significant changes in one or more U.S. market indices), fair value adjustments for certain securities or currency exchange rates may be required to establish a price that might reasonably be expected to be received upon the current sale. Securities are fair valued at the end of regular trading hours of the NYSE, normally 4:00 ET. Therefore, fair values assigned to investments in foreign securities may not be the quoted or published prices on their primary markets or exchanges and consequently may be higher or lower than the quoted or published prices. Foreign benchmark indexes such as the MSCI EAFE Index do not use fair value pricing and use national and regional indices to value securities using unadjusted closing prices in local markets. In addition, the value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by INTECH. Thus, the prices and foreign exchange rates used to calculate the market value of securities in a portfolio may often differ from those used by an index.

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2008, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, INTECH Investment Management LLC (INTECH), and Perkins Investment Management, LLC (Perkins). INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE® Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Janus funds distributed by Janus Distributors LLC (4/09) Other important disclosures